UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 26, 2016

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-3525	New York	13-4922640
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

APPALACHIAN POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-3457	Virginia	54-0124790
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

INDIANA MICHIGAN POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-3570	Indiana	35-0410455
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

OHIO POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-6543	Ohio	31-4271000
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

PUBLIC SERVICE COMPANY OF OKLAHOMA
(Exact Name of Registrant as Specified in Its Charter)

0-343	Oklahoma	73-0410895
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

SOUTHWESTERN ELECTRIC POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-3146	Delaware	72-0323455

(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On July 26, 2016, the Audit Committee of the Board of Directors (the “Audit Committee”) of American Electric Power Company, Inc. ("AEP" or the “Company”) determined not to renew the engagement of Deloitte & Touche LLP, the independent registered public accounting firm, for the audits of the consolidated financial statements as of and for the fiscal year ending December 31, 2017 of AEP and its subsidiary registrants: Appalachian Power Company, Indiana Michigan Power Company, Ohio Power Company, Public Service Company of Oklahoma and Southwestern Electric Power Company. On July 26, 2016, the Audit Committee appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the financial statements of AEP and its subsidiary registrants for the fiscal year ending December 31, 2017. The Audit Committee invited several accounting firms to participate in a competitive bidding process, including Deloitte & Touche LLP. The decision to retain PricewaterhouseCoopers LLP was made by the Audit Committee. This action effectively dismisses Deloitte & Touche LLP as the independent registered public accounting firm of AEP and its subsidiary registrants and will become effective upon Deloitte & Touche LLP’s completion of its procedures on the financial statements of AEP and its subsidiary registrants as of and for the year ending December 31, 2016 and the filing of the related Annual Report on Form 10-K, except with respect to certain other audit and audit-related services pertaining to the year ending December 31, 2016, as required by AEP.

The audit reports of Deloitte & Touche LLP on the consolidated financial statements of AEP and its subsidiary registrants as of and for the fiscal years ended December 31, 2014 and 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During AEP’s and its subsidiary registrants’ two most recent fiscal years ended December 31, 2015, and the subsequent interim period through July 26, 2016, there were no disagreements between AEP or its subsidiary registrants and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) and there were no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K). AEP and its subsidiary registrants have requested that Deloitte & Touche LLP furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 29, 2016, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2014 and 2015 and through the subsequent interim period July 26, 2016, AEP and its subsidiary registrants did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

d)	Exhibits.

	Exhibit No.	Description
	16.1	Letter from Deloitte & Touche LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.
APPALACHIAN POWER COMPANY INDIANA MICHIGAN POWER COMPANY
OHIO POWER COMPANY PUBLIC SERVICE COMPANY OF OKLAHOMA SOUTHWESTERN ELECTRIC POWER COMPANY

By:	/s/ Joseph M. Buonaiuto
Name:	Joseph M. Buonaiuto
Title:	Chief Accounting Officer

July 29, 2016

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP